UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) January 3, 2006
BEVERLY ENTERPRISES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-9550	62-1691861

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Thousand Beverly Way Fort Smith, Arkansas	72919

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number including area code (479) 201-2000
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
On January 3, 2005, Beverly Enterprises, Inc. (“BEI”) issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference, announcing that the special meeting (the Special Meeting”) of stockholders to vote on the adoption of the merger agreement by and among BEI, Pearl Senior Care, Inc., PSC Sub, Inc. and Geary Property Holdings, LLC will be held at BEI’s corporate center on Tuesday, February 14, 2006, at 10:00 a.m. central time, and that the record date for determining the stockholders eligible to vote at the Special Meeting is Friday, January 13, 2006.
Item 9.01 Financial Statements and Exhibits
     (a) Exhibits

Exhibit No.	Exhibit
99.1	Press release, dated January 3, 2006

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2006	BEVERLY ENTERPRISES, INC.
	By:	/s/ Pamela H. Daniels
		Name:	Pamela H. Daniels
		Title:	Senior Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release, dated January 3, 2006